UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 29, 2008

Cowlitz Bancorporation (Exact Name of Registrant as specified in its charter)

Washington	0-23881	91 - 529841
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

927 Commerce Ave. Longview, Washington 98632 Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 360-423-9800 Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

    On July 17, 2008, Cowlitz Bancorporation received a copy of a notice sent by Crescent Capital VI, LLC to the Division of Banks of the Washington Department of Financial Institutions indicating that Crescent Capital is seeking permission from the Federal Reserve to own up to 1,516,352 shares, or approximately 30%, of the common stock of Cowlitz Bancorporation. Crescent Capital most recently reported ownership of 483,000 shares of common stock on a Schedule 13D/A filed May 9, 2008.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable
	(b)	Not applicable
	(c)	Not applicable
	(d)	Exhibits
None

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWLITZ BANCORPORATION
(Registrant)

Date:	July 29, 2008	By:	/s/ Richard J. Fitzpatrick
Richard J. Fitzpatrick, President and CEO